                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ ROBERT J. EATON
                                            ------------------------------------

                                              Robert J. Eaton

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ JAMES D. DONLON III
                                            ------------------------------------

                                              James D. Donlon III

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ LILYAN H. AFFINITO
                                            ------------------------------------

                                              Lilyan H. Affinito

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ JAMES D. ALJIAN
                                            ------------------------------------

                                              James D. Aljian

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ ROBERT E. ALLEN
                                            ------------------------------------

                                              Robert E. Allen

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ JOSEPH A. CALIFANO, JR.
                                            ------------------------------------

                                              Joseph A. Califano, Jr.

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ EARL G. GRAVES
                                            ------------------------------------

                                              Earl G. Graves

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ KENT KRESA
                                            ------------------------------------

                                              Kent Kresa

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ ROBERT J. LANIGAN
                                            ------------------------------------

                                              Robert J. Lanigan

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ PETER A. MAGOWAN
                                            ------------------------------------

                                              Peter A. Magowan

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ JOHN B. NEFF
                                            ------------------------------------

                                              John B. Neff

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ G. RICHARD THOMAN
                                            ------------------------------------

                                              G. Richard Thoman

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, RICHARD D. HOUTMAN, and HOLLY E. LEESE, or any one or more of them, to be his agent, proxy and attorney-in-fact, to sign and execute in his name, place and stead and on his behalf, and to file with the Securities and Exchange Commission, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to such number of shares of Common Stock of Chrysler Corporation as specified on the facing sheet of such Registration Statement, and any and all amendments to such Registration Statement that may be necessary or desirable, hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 24th day of September 1998.

                                            /s/ LYNTON R. WILSON
                                            ------------------------------------

                                              Lynton R. Wilson